                                                               DECEMBER 11, 2000



METLIFE INCOME SECURITY PLAN(SM) VARIABLE INCOME ANNUITY CONTRACTS ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes group non-qualified and qualified MetLife Income Security Plan immediate variable income annuity ("Income Annuity") contracts.


The investment choices available to you to allocate your purchase payment are listed in the contract for your Income Annuity. Your choices may include the Fixed Payment Option (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund") and series of the New England Zenith Fund ("Zenith Fund"). For convenience, both the portfolios and the series are referred to as Portfolios in this Prospectus.

LEHMAN BROTHERS(R) AGGREGATE BOND INDEX          JANUS MID CAP

STATE STREET RESEARCH INCOME                     STATE STREET RESEARCH AGGRESSIVE GROWTH

STATE STREET RESEARCH DIVERSIFIED                LOOMIS SAYLES HIGH YIELD BOND

METLIFE STOCK INDEX                              RUSSELL 2000(R) INDEX

HARRIS OAKMARK LARGE CAP VALUE                   T. ROWE PRICE SMALL CAP GROWTH

T. ROWE PRICE LARGE CAP GROWTH                   LOOMIS SAYLES SMALL CAP

STATE STREET RESEARCH GROWTH                     STATE STREET RESEARCH AURORA SMALL CAP VALUE

DAVIS VENTURE VALUE                              SCUDDER GLOBAL EQUITY

PUTNAM LARGE CAP GROWTH                          MORGAN STANLEY EAFE(R) INDEX

METLIFE MID CAP STOCK INDEX                      PUTNAM INTERNATIONAL STOCK

NEUBERGER BERMAN PARTNERS MID CAP VALUE


HOW TO LEARN MORE:


Before investing, read this Prospectus. The Prospectus contains information about the Income Annuity and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated December 11, 2000. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 36 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:



                                 [SNOOPY IMAGE]

Metropolitan Life Insurance Company
200 Park Avenue, Area 5N
New York, NY 10166-0188
Attention: MetLife Retirement Group
Phone: (800) 638-2704, extension 2575

The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense. The current Metropolitan Fund and Zenith Fund Prospectuses are attached to the back of this Prospectus. You should also read these Prospectuses carefully before purchasing an Income Annuity. This Prospectus is not valid unless attached to Metropolitan Fund and Zenith Fund Prospectuses.


INCOME ANNUITY

This Income Annuity provides a stream of payments to you. The income payments you receive will vary to reflect the net performance of the Portfolios underlying the selected investment divisions and the changes in the interest rate specified in your contract. The payment amount you receive is also based on the amount of your purchase payment, the income type and possibly your age and/or sex, depending on the income type chosen.


A WORD ABOUT INVESTMENT RISK:

An investment in the Income Annuity involves investment risk. Payments you receive from MetLife will fluctuate in amount and may go down. Money invested is
NOT:

    - a bank deposit or obligation;

    - federally insured or guaranteed; or

    - endorsed by any bank or financial institution other than MetLife.


                                 [METLIFE LOGO]

TABLE OF CONTENTS

                             [CHARLIE BROWN IMAGE]


IMPORTANT TERMS YOU SHOULD KNOW .......................................     4
TABLE OF EXPENSES .....................................................     7
METLIFE ...............................................................    10
METROPOLITAN LIFE SEPARATE ACCOUNT E ..................................    10
THE INCOME ANNUITY ....................................................    11
    How the Income Annuity Differs From
      Other Immediate Annuities .......................................    11
    Features of the Income Annuity ....................................    13
    Your Investment Choices ...........................................    14
    Income Types ......................................................    16
    Death Benefit .....................................................    17
    Purchase of an Income Annuity .....................................    17
    Calculating Your Income Payments ..................................    18
        Initial Income Payment ........................................    18
        Subsequent Income Payments ....................................    18
    Adjustment Factor .................................................    19
        Investment Factor .............................................    19
        Determining the Investment Factor .............................    19
        Interest Factor ...............................................    20
        Determining the Interest Factor ...............................    20
        The Effect of the Adjustment Factor ...........................    21
        Examples of Income Payment Calculations .......................    21
    Reallocations .....................................................    21
    Death Benefit Fee .................................................    23
    Charges ...........................................................    23
        Separate Account Charge .......................................    23
        Investment-Related Charge .....................................    24
    Premium Taxes .....................................................    24
    Free Look .........................................................    24

GENERAL INFORMATION ...................................................    24
     Administration ...................................................    24
        Purchase Payment ..............................................    24
        Confirming Reallocations ......................................    25
        Processing Reallocations ......................................    25
           By Telephone or Internet ...................................    25
           After Your Death ...........................................    26
           Third Party Requests .......................................    26
     Advertising Performance ..........................................    26
     Changes to Your Income Annuity ...................................    27
     Voting Rights ....................................................    28
     Who Sells the Income Annuity .....................................    29
     Financial Statements .............................................    29
     Your Spouse's Rights .............................................    29
TAXES .................................................................    29
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION .........    36
APPENDIX - PREMIUM TAX TABLE ..........................................    37


MetLife does not intend to offer the Income Annuity anywhere it may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Income Annuity other than the information in this Prospectus, the attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.

[SNOOPY IMAGE]

IMPORTANT TERMS YOU SHOULD KNOW

ADJUSTMENT FACTOR

The adjustment factor for each investment division is used to calculate your income payment (as defined later). For each investment division, your current income payment is equal to the income payment as of the last valuation date multiplied by the adjustment factor. The adjustment factor is the result of multiplying the interest factor times the investment factor. Whether your income payment goes up or down depends on the current adjustment factor.

ANNUITY PURCHASE RATE

The annuity purchase rate is based on the annuity income type you purchase, an interest rate, and your age, sex and number of payments remaining, to the extent relevant. The annuity purchase rate is reset each valuation date to reflect these components. The reset annuity purchase rate represents the cost you would incur if you were purchasing the same annuity contract you have in light of this updated information.


BUSINESS DAY



A business day is any valuation date other than customary national business holidays.


CONTRACT

A contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. You as the annuitant receive a certificate under the contract. This document contains relevant provisions of your Income Annuity. MetLife issues the contracts for the Income Annuity described in this Prospectus.

INCOME ANNUITY

The Income Annuity described in this Prospectus is an immediate annuity contract under which payments vary based upon the performance of investments such as stocks and bonds, held by one or more underlying Portfolios, as well as changes based upon a specified interest rate. You assume the investment risk for any amounts allocated to the investment divisions and changes in the specified interest rate.

INCOME PAYMENTS

The income payments are what we will pay you as a result of the purchase of the Income Annuity. The income payment amount is not guaranteed but rather will vary up and down depending on the adjustment factor.

INTEREST FACTOR

The interest factor measures the impact of changes in the specified interest rate. It is one of two factors comprising the adjustment factor which we use to determine your variable income payments.

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When you allocate or reallocate money to an investment division, the investment division purchases shares of a portfolio (with the same name) within the Metropolitan Fund or Zenith Fund.

INVESTMENT FACTOR

The investment factor for each investment division measures the investment experience (after applicable charges and expenses) of that investment division compared to the specified interest rate in effect on the prior valuation date. It is one of two factors comprising the adjustment factor which we use to determine your variable income payments.

METLIFE

Metropolitan Life Insurance Company is the company that issues the Income Annuity. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE

The MetLife Designated Office is the MetLife office that will generally handle the processing of your requests concerning your Income Annuity. MetLife will provide you with the address of your MetLife Designated Office.

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Income Annuity are pooled in the Separate Account and maintained for the benefit of investors in the Income Annuity.

SPECIFIED INTEREST RATE


The specified interest rate is defined in your contract. It is derived from a market interest rate such as the 10 Year Treasury, corporate bond or some other measure of interest rates. We use it as the benchmark interest rate to determine your initial income payment and all future income payments. We guarantee that we will not change the way we determine the specified interest rate or the date we choose to apply the rate to the interest factor calculation, except as stated next. For any valuation date we will use the rate as published in the Wall Street Journal on the third business day


[CHARLIE BROWN IMAGE]
before the first of the month in which the valuation date occurs (we may determine the rate either more often or less often, in which case, we will tell you in advance that we will be doing so). Should a rate become unavailable (for example, if we use 10 Year Treasury notes and the Treasury stops issuing 10 year notes) or if the selected rate is not published in the Wall Street Journal, we will use a readily available rate or source that we consider most comparable.


VALUATION DATE

The day on which we calculate your income payment or process a reallocation request. A valuation date is a day the New York Stock Exchange is open for trading.

YOU

In this Prospectus, depending on the context, "you" may mean either: (1) the owner of the Income Annuity, (2) the annuitant for whom money is invested under group arrangements, or (3) any annuitant under a contract where the owner is not an individual.

TABLE OF EXPENSES -- INCOME ANNUITY

The following table shows the Separate Account, Metropolitan Fund and Zenith Fund charges and expenses applied to the Income Annuity. The numbers in the table for the Separate Account, the Zenith Fund and for all Portfolios of the Metropolitan Fund are based on past experience except those Portfolios introduced on July 5, 2000. The Portfolios introduced on July 5, 2000 (marked by note 11) do not have a full year's past experience, so the management fees and other expenses are estimates for the current year. The numbers in the table are subject to change. The table is not intended to show your actual total combined expenses of the Separate Account, Metropolitan Fund and Zenith Fund, which may be higher or lower. It does not show fees for the Fixed Payment Option or premium taxes which may apply.

---------------------------------------------------------------------------------------------------
  Sales Load Charge to Purchase Payment (as a percentage of the purchase payment)..    0% or 5% (1)

  Death Benefit Fee................................................................    Variable (2)

  Separate Account Annual Expenses (currently we charge .95%)......................       1.25% (3)

(estimated as a percentage of average account value for the fiscal year ending
December 31, 2000)


METROPOLITAN FUND ANNUAL EXPENSES (as a percentage of average net assets for the fiscal year ending December 31, 1999)


                                                                                    MANAGE-      OTHER EXPENSES     TOTAL EXPENSES
                                                                                     MENT             BEFORE            BEFORE
                                                                                     FEES          REIMBURSEMENT     REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index Portfolio (8) .................               .25              .15               .40

State Street Research Income Portfolio (4)(5) .........................               .32              .06               .38

State Street Research Diversified Portfolio (4)(5)(6) .................               .43              .03               .46

MetLife Stock Index Portfolio (4) .....................................               .25              .04               .29

Harris Oakmark Large Cap Value Portfolio (5)(6)(8) ....................               .75              .40              1.15

T. Rowe Price Large Cap Growth Portfolio (5)(6)(8) ....................               .69              .62              1.31

State Street Research Growth Portfolio (4)(5)(6) ......................               .47              .04               .51

Putnam Large Cap Growth Portfolio (11) ................................               .80              .59              1.39

MetLife Mid Cap Stock Index Portfolio (11) ............................               .25              .65               .90

Neuberger Berman Partners Mid Cap Value Portfolio (5)(6)(8) ...........               .70              .48              1.18

Janus Mid Cap Portfolio (5)(7) ........................................               .67              .04               .71

State Street Research Aggressive Growth Portfolio (4)(5)(6) ...........               .70              .04               .74

Loomis Sayles High Yield Bond Portfolio (7) ...........................               .70              .24               .94

Russell 2000(R) Index Portfolio (8)(9) ................................               .25              .64               .89

T. Rowe Price Small Cap Growth Portfolio (5)(7) .......................               .52              .09               .61

State Street Research Aurora Small Cap Value Portfolio (5)(11) ........               .85              .23              1.08

Scudder Global Equity Portfolio (5)(7) ................................               .67              .20               .87

Morgan Stanley EAFE(R) Index Portfolio (8)(10) ........................               .30             1.47              1.77

Putnam International Stock Portfolio (4)(5) ...........................               .90              .22              1.12


ZENITH FUND ANNUAL EXPENSES
(as a percentage of average net assets for the fiscal year ending
December 31, 1999)


Davis Venture Value Series (12) .....................................                 .75              .06               .81

Loomis Sayles Small Cap Series (12)(13) .............................                 .90              .10              1.00



                                                                                 OTHER EXPENSES     TOTAL EXPENSES
                                                                                       AFTER            AFTER
                                                                                   REIMBURSEMENT     REIMBURSEMENT
-------------------------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index Portfolio (8) .................                 .15               .40

State Street Research Income Portfolio (4)(5) .........................                 .06               .38

State Street Research Diversified Portfolio (4)(5)(6) .................                 .03               .46

MetLife Stock Index Portfolio (4) .....................................                 .04               .29

Harris Oakmark Large Cap Value Portfolio (5)(6)(8) ....................                 .23               .98

T. Rowe Price Large Cap Growth Portfolio (5)(6)(8) ....................                 .26               .95

State Street Research Growth Portfolio (4)(5)(6) ......................                 .04               .51

Putnam Large Cap Growth Portfolio (11) ................................                 .20              1.00

MetLife Mid Cap Stock Index Portfolio (11) ............................                 .20               .45

Neuberger Berman Partners Mid Cap Value Portfolio (5)(6)(8) ...........                 .25               .95

Janus Mid Cap Portfolio (5)(7) ........................................                 .04               .71

State Street Research Aggressive Growth Portfolio (4)(5)(6) ...........                 .04               .74

Loomis Sayles High Yield Bond Portfolio (7) ...........................                 .24               .94

Russell 2000(R) Index Portfolio (8)(9) ................................                 .30               .55

T. Rowe Price Small Cap Growth Portfolio (5)(7) .......................                 .09               .61

State Street Research Aurora Small Cap Value Portfolio (5)(11) ........                 .20              1.05

Scudder Global Equity Portfolio (5)(7) ................................                 .20               .87

Morgan Stanley EAFE(R) Index Portfolio (8)(10) ........................                 .40               .70

Putnam International Stock Portfolio (4)(5) ...........................                 .22              1.12


  ZENITH FUND ANNUAL EXPENSES
  (as a percentage of average net assets for the fiscal year ending
  December 31, 1999)


  Davis Venture Value Series (12) .....................................                 .06               .81

  Loomis Sayles Small Cap Series (12)(13) .............................                 .10              1.00

      EXAMPLE



      Following are the expenses on a $1,000 investment in each investment division listed below, assuming a 5% return on assets) (14)




                                                                                 1               3              5             10
                                                                                YEAR           YEARS          YEARS          YEARS
----------------------------------------------------------------------------------------------------------------------------------
   Lehman Brothers(R) Aggregate Bond Index Division ..................           $65           $ 93           $116           $156

   State Street Research Income Division .............................            65             92            115            155

   State Street Research Diversified Division ........................            66             94            118            159

   MetLife Stock Index Division ......................................            64             90            112            149

   Harris Oakmark Large Cap Value Division ...........................            72            111            144            197

   T. Rowe Price Large Cap Growth Division ...........................            74            115            150            205

   State Street Research Growth Division .............................            66             95            120            162

   Putnam Large Cap Growth Division ..................................            74            117            153            209

   MetLife Mid Cap Stock Index Division ..............................            70            105            135            183

   Neuberger Berman Partners Mid Cap Value Division ..................            72            112            145            198

   Janus Mid Cap Division ............................................            68            100            128            173

   State Street Research Aggressive Growth Division ..................            68            101            129            175

   Loomis Sayles High Yield Bond Division ............................            70            106            136            186

   Russell 2000(R) Index Division ....................................            70            105            134            183

   T. Rowe Price Small Cap Growth Division ...........................            67             98            124            168

   State Street Research Aurora Small Cap Value Division .............            71            109            141            193

   Scudder Global Equity Division ....................................            70            104            134            182

   Morgan Stanley EAFE(R) Index Division .............................            78            126            166            227

   Putnam International Stock Division ...............................            72            110            143            195

   Davis Venture Value Division ......................................            69            103            131            179

   Loomis Sayles Small Cap Division ..................................            71            108            138            189



   1 If your Income Annuity is purchased through a broker-dealer other than MetLife, you pay a 5% front-end sales load, deducted from your purchase payment to compensate that broker-dealer. If your Income Annuity is purchased directly through MetLife you do not pay any front-end sales load.


   2 If your Income Annuity provides a death benefit, you pay us for the cost of providing you term insurance for the period from the time you purchase the Income Annuity until the time you start receiving income payments. If you should die during that period, we will return your purchase payment. The amount of this fee can vary substantially depending on your life expectancy during this period (which depends on your age and sex), the length of time until payments commence and the amount of your consideration. We use the mortality table specified in your certificate to determine this fee. As an example, a male, age 65, who defers payment for one month, with a purchase payment of $1,000, would pay $.92 for this fee.


   3 Pursuant to the terms of the contract, our total Separate Account annual expenses will not exceed 1.25% of your average balance in the investment divisions. Currently, we are charging .95% for the Income Annuity.

   4 Prior to May 16, 1993, we paid all expenses of the Metropolitan Fund (other than management fees, brokerage commissions, taxes, interest and extraordinary or nonrecurring expenses) (hereafter "Expenses"). The effect of such reimbursements is that performance results are increased.

   5 Each Portfolio's management fee decreases when its assets grow to certain dollar amounts. The "break point" dollar amounts at which the management fee declines are more fully explained in the prospectus and Statement of Additional Information for the Metropolitan Fund.


   6 The Metropolitan Fund directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. In addition, the Fund has entered into arrangements with its custodian whereby credits realized as a result of this practice were used to reduce a portion of each participating Portfolio's custodian fees. These reductions are not included under "Other Expenses After Reimbursement."




                                              (Footnotes continued on next page)

(Footnotes continued from previous page)



   7 These Portfolios began operating on March 3, 1997. We paid all Expenses in excess of .20% of the average net assets for each of these Portfolios until each Portfolio's total assets reached $100 million, or until March 2, 1999, whichever came first. MetLife ceased subsidizing such Expenses for the Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity and Loomis Sayles High Yield Bond Portfolios on December 31, 1997, January 22, 1998, July 2, 1998 and March 2, 1999, respectively. All expense information for these Portfolios reflect current expenses without any reimbursement. The effect of such reimbursements is that performance results are increased.


   8 These Portfolios began operating on November 9, 1998. We paid all Expenses in excess of .20% (.25% for the Morgan Stanley EAFE(R) Index Portfolio) of the average net assets for each of these Portfolios until November 8, 2000. MetLife ceased subsidizing such Expenses for Lehman Brothers(R) Aggregate Bond Index and Russell 2000(R) Index Portfolios on July 13, 1999 and December 3, 1999, respectively. All expense information for the Lehman Brothers(R) Aggregate Bond Index which we ceased subsidizing reflects current expenses without any reimbursement. The "Other Expenses Before Reimbursement" for Harris Oakmark Large Cap Value, T. Rowe Price Large Cap Growth and Neuberger Berman Partners Mid Cap Value Portfolios assumes no reduction of expenses of any kind. The "Other Expenses After Reimbursement" for these Portfolios reflects the effect of the anticipated reimbursement of Expenses during the entire current year. The effect of such reimbursements is that performance results are increased.


   9 MetLife ceased subsidizing expenses in excess of .20% of the average net assets of the Russell 2000(R) Index Portfolio on December 3, 1999. Beginning on February 22, 2000, MetLife began to pay all Expenses in excess of .30% of the average net assets for the Russell 2000(R) Index Portfolio until the Portfolio's total assets reach $200 million, or until April 30, 2001, whichever comes first. The "Other Expenses Before Reimbursement" information for this Portfolio assumes no reduction of expenses of any kind. The "Other Expenses After Reimbursement" for this Portfolio reflects expenses as if the Expense reimbursement will be in effect for the entire current year.


   10 MetLife paid all Expenses in excess of .25% of the average net assets for the Morgan Stanley EAFE(R) Index Portfolio until November 9, 2000. After that date, MetLife will continue to pay all Expenses in excess of .40% of the Portfolio's average net assets until the Portfolio's total assets reach $200 million, or until April 30, 2001, whichever comes first. The "Other Expenses Before Reimbursement" information for this Portfolio assumes no reduction of expenses of any kind. The "Other Expenses After Reimbursement" for this Portfolio reflects our estimate of the effect of the combined reimbursement expected for the entire current year. The effect of such reimbursements is that performance results are increased.


   11 MetLife Mid Cap Stock Index and State Street Research Aurora Small Cap
      Value Portfolios began operating on July 5, 2000. Putnam Large Cap Growth Portfolio began operating on May 1, 2000. We will pay all Expenses in excess of .20% of the average net assets for each of these Portfolios until each Portfolio's total assets reach $100 million, or until July 4, 2002, whichever comes first. The expense information shows estimates for first year Expenses.

   12 New England Investment Management, Inc. ("NEIM")pays us for providing administrative services. You do not bear these fees. NEIM absorbs the fees payable to MetLife.


   13 NEIM pays all expenses other than brokerage costs, interest, taxes or other extraordinary expenses, in excess of 1.00% of the average net assets for this Portfolio. The Portfolio's management fee decreases when its assets grow to certain dollar amounts. The "break-point" dollar amounts at which the management fee declines are more fully explained in the prospectus and Statement of Additional Information for the Zenith Fund.



   14 The example assumes that a Lifetime Income Annuity paying monthly benefits is purchased at the beginning of year 1 by a male, age 65. In addition, the example assumes a constant 7% specified interest rate, the highest allowable annual Separate Account expense charge (1.25%), no reimbursement of portfolio annual expenses, and payment of a 5% sales load charge.

                              [SNOOPY/BIRDS IMAGE]

METLIFE


Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was formed under the laws of New York State in 1868. Headquartered in New York City, we are a leading provider of insurance and financial services to a broad spectrum of individual and group customers. MetLife, through its subsidiaries and affiliates, serves approximately 9 million individual households in the United States and corporations and institutions with 33 million employees and members. It also has international insurance operations in 12 countries.



METROPOLITAN LIFE SEPARATE ACCOUNT E

We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Income Annuity and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act").

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Income Annuity even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.

THE INCOME ANNUITY


HOW THE INCOME ANNUITY DIFFERS FROM OTHER IMMEDIATE ANNUITIES

                       [SNOOPY IMMEDIATE ANNUITIES IMAGE]

Immediate annuities generally come in two varieties, fixed or variable. The Income Annuity does not fall squarely in either of these traditional categories.

A fixed annuity provides guaranteed payments based on a fixed rate of return that typically reflects market interest rates at the time of purchase. The amount of each payment is fixed for the duration of the annuity. A fixed annuity provides you with the security of a guaranteed income but does not protect your income payments from the negative impact of inflation over time.

A variable annuity provides payments which vary based on the net investment performance of underlying portfolios of stocks and bonds relative to a benchmark, commonly termed the assumed investment return (AIR). This benchmark is constant for the duration of the annuity. To the extent that the net investment performance exceeds the benchmark, income payments go up. Conversely, if the net investment performance is below the benchmark, income payments go down. Despite the risk you bear of lower payments, the economic assumption underlying a typical variable annuity is that over the long term the stock and bond investment returns will outperform the guaranteed interest rate of a typical fixed annuity.

                       [HOURGLASS DOLLAR/INFLATION IMAGE]

If market interest rates at the time a variable annuity is purchased exceed the stated AIR, then the payments under a fixed annuity generally will be greater than the initial variable payment under the variable annuity. There are two reasons for the higher fixed annuity payment. First, higher interest rates yield higher income payments. Second, a variable annuity typically assumes a relatively low AIR which increases the likelihood of rising income payments over time. Even though the initial payment under a variable annuity may be lower than a fixed annuity's, variable income payments may increase over time (although they may decrease as well). Therefore, variable annuities provide potential protection against inflation.

The Income Annuity described in this prospectus contains features of both fixed and variable immediate annuities, but also has key differences:

- The initial variable income payment under the Income Annuity is comparable to that provided by a fixed annuity, because it uses a benchmark interest rate (the specified interest rate) that reflects market interest rates. Subsequent income payments vary based on net investment performance relative to the benchmark interest rate and the impact of changes to the benchmark interest rate.

- Unlike a traditional variable annuity, which has a constant benchmark rate (the AIR) and a variable investment component, the Income Annuity has both a variable benchmark interest rate and variable investment component.

- This Income Annuity is also different from other traditional immediate annuities because you may move the source of income payments back and forth between the Fixed Payment Option and the investment divisions. This feature allows you to select an asset allocation based on your risk tolerance and adjust it over time with periodic rebalancing. Other variable annuities typically restrict the reallocation of the source of income payments from their fixed option.

     The Income Annuity has both fixed and variable options. The Fixed Payment Option works like a fixed annuity. If you want the security of a guaranteed income you may allocate a portion or all of your income payments to the Fixed Payment Option. You may also have a portion or all of your income payment allocated to the variable investment divisions.


                           [CHARLIE BROWN A,B,C IMAGE]

PRODUCT COMPARISON

FEATURE                    TRADITIONAL             TRADITIONAL VARIABLE             METLIFE INCOME
                           FIXED ANNUITY           ANNUITY                          SECURITY PLAN
-------                    -------------           -------                          -------------
Return                     Fixed                   Constant - Assumed               Varies - specified
Assumption                                         Investment Return                interest rate (based on
                                                   (AIR)                            market interest rates)

Who Bears Risk
 Investment                Not applicable          You                              You
  Performance

 Interest Rate             Issuer                  Not applicable                   You

Amount of Initial          Based on market         Generally, less than a           Based on specified
Payment                    interest rates          fixed annuity                    interest rate (based on
                                                                                    market interest rates)

Subsequent                 Fixed-guaranteed        Varies - based on net            Varies - based on net
Income                                             investment                       investment performance
Payments                                           performance                      relative to the prior specified
                                                   relative to AIR                  interest rate and impact
                                                                                    of change in the specified
                                                                                    interest rate

Transfers between          Not applicable          Limited or Prohibited            Permitted
funding options
(including Fixed
Payment Option)

Asset Allocation and       Not applicable          Generally, limited to            Full capability
Rebalancing                                        variable options

FEATURES OF THE INCOME ANNUITY

                              [SNOOPY BEACH IMAGE]

This Income Annuity can provide you with a stream of payments to meet your anticipated income needs. This can be payments for your lifetime, for the lifetimes of two people or over a specified period. It is a "variable" annuity because the amount of your income payment varies based on the changes in the adjustment factor, which is based on net investment returns and changes in interest rates. In short, the amount of each of your income payments under your Income Annuity may go up or down. Since neither investment performance nor interest rates are guaranteed, your money is at risk. The degree of risk will depend on the investment divisions you select and changes in the specified interest rate. We do not guarantee that your income payments will be a specific amount of money.

The Income Annuity has a fixed option called the "Fixed Payment Option." You may choose to have all or a portion of the income payment fixed and guaranteed under the Fixed Payment Option. Under the Fixed Payment Option, we guarantee the amount of the income payment to you which is attributable to the percentage you allocate to the Fixed Payment Option. The Fixed Payment Option is not described in this Prospectus although we occasionally refer to it. You decide how to allocate your money among the Fixed Payment Option and the investment divisions.

With the Income Annuity, you must start receiving income payments within the first year after the contract is issued. The Income Annuity may not be available in certain states.

In addition to the group non-qualified contract, you may also use lump sum rollovers or transfers from tax-favored arrangements to purchase the Income Annuity if all applicable Federal income tax requirements are satisfied.

If your retirement plan has purchased an Income Annuity, your choice of income types may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

You select the income type suited to your needs. Some of the income types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some income types guarantee a time period of your choice over which MetLife will make income payments to you. The amount of your income payments you receive will depend on such things as the income type you choose, your investment choices and the amount of your purchase payment.

The group Income Annuity described in this Prospectus is offered to an employer, association, trust or other group for its employees, members or participants.

The degree of investment risk you assume will depend on the investment divisions you choose. We have listed your choices in the approximate order of risk from the most conservative to the most aggressive.


The investment divisions generally offer the opportunity for greater income payments to you over the long term than our guaranteed Fixed Payment Option. On the other hand, income payments to you will fluctuate for amounts allocated to the investment divisions and may go down as well as up.

While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund.


YOUR INVESTMENT CHOICES

The Metropolitan Fund, the Zenith Fund and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The Metropolitan Fund and the Zenith Fund prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions. The SAIs are available upon your request.

Starting with the most conservative Portfolio, your investment choices are listed in the approximate risk relationship among the available Portfolios. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The list is intended to be a guide. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your income payments are subject to the risks associated with investing in stocks and bonds, your variable income payments based on amounts allocated to the investment divisions may go down as well as up.


Lehman Brothers(R) Aggregate Bond Index Portfolio
State Street Research Income Portfolio
State Street Research Diversified Portfolio
MetLife Stock Index Portfolio
Harris Oakmark Large Cap Value Portfolio
T. Rowe Price Large Cap Growth Portfolio
State Street Research Growth Portfolio
Davis Venture Value Portfolio
Putnam Large Cap Growth Portfolio
MetLife Mid Cap Stock Index Portfolio
Neuberger Berman Partners Mid Cap Value Portfolio
Janus Mid Cap Portfolio
State Street Research Aggressive Growth Portfolio
Loomis Sayles High Yield Bond Portfolio
Russell 2000(R) Index Portfolio
T. Rowe Price Small Cap Growth Portfolio
Loomis Sayles Small Cap Portfolio
State Street Research Aurora Small Cap Value Portfolio
Scudder Global Equity Portfolio
Morgan Stanley EAFE(R) Index Portfolio
Putnam International Stock Portfolio

                      [SNOOPY WITH RESTAURANT MENU IMAGE]

Some of the investment choices may not be available under the terms of the Income Annuity. The contract will indicate the investment divisions that are available to you. Your investment choices may be limited because:

-    Some of the investment divisions are not approved in your state.

- Your employer, association or other group contract holder limits the number of available investment divisions.

-    We have restricted the available investment divisions.

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of either the Metropolitan Fund or the Zenith Fund, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Income Annuity. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Zenith Fund are available only by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public.

The Metropolitan Fund and the Zenith Fund are both a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund. Except for the Janus Mid Cap Portfolio, each Portfolio is "diversified" under the 1940 Act.

The Portfolios of the Metropolitan Fund pay us a monthly fee for our services as investment manager. The Zenith Fund pays New England Investment Management, Inc. ("NEIM") a monthly fee as its investment manager. These fees, as well as the operating expenses paid by each Portfolio, are described in the applicable prospectus and SAI for the Metropolitan Fund or Zenith Fund.

In addition, the Metropolitan Fund and Zenith Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies that invest in the Metropolitan Fund or the Zenith Fund. The risks of these arrangements are also discussed in each Fund's prospectus.

Many times the Owner and the Annuitant are the same person.

You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semiannual or annual basis.

[SNOOPY WITH CALENDAR GRAPHIC]

When deciding how to receive income payments, consider:

         -        The amount of income you need;

         -        The amount you expect to receive from other sources;

         -        The growth potential of other investments; and

         -        How long you would like your income to last.

INCOME TYPES

Currently, we provide you with a wide variety of income types to suit a range of personal preferences.

There may be three people who are involved under your Income Annuity:

- Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives the income payment.

- Annuitant: the person or persons whose life is the measure for determining the duration and sometimes the dollar amount of the income payments.

- Beneficiary: the person or persons who receive continuing income payments or a lump sum if the owner dies.

The amount of your income payments will depend in large part on the income type you choose. For example, if you select a "Lifetime Income Annuity for Two," your income payments will typically be lower than if you select a "Lifetime Income Annuity." The terms of your contract will determine when your income payments start and the frequency with which you will receive your income payments. When you select an income type, it will apply to both the fixed payments and variable income payments. We reserve the right to limit or stop issuing any of the income types currently available based on legal requirements or other considerations. The following income types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living. No income payments are made once the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed income payments have been made, income payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guarantee period. No income payments are made once the guarantee period has expired and the annuitant is no longer living.

INCOME ANNUITY FOR A SPECIFIED PERIOD OR LIFETIME (WHICHEVER IS SHORTER): A variable income that continues as long as the annuitant lives up to a designated number of years. No income payments are made once the annuitant is no longer living or the specified period has elapsed.



LIFETIME INCOME ANNUITY FOR TWO: A variable income that continues as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living.

In that event, the income payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No income payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed income payments have been made, income payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guarantee period. If one annuitant dies after the guarantee period has expired, income payments continue to be made to the living annuitant. In that event, income payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No income payments are made once the guarantee period has expired and both annuitants are no longer living.

INCOME ANNUITY FOR A GUARANTEE PERIOD: A variable income that continues for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income type. If the annuitant dies before all income payments have been made, income payments are paid to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guarantee period. No income payments are made once the guarantee period has expired.

DEATH BENEFIT

Your Income Annuity may provide you a death benefit in the event of your death before you start receiving income payments. Your contract states whether a death benefit is provided. If you die before income payments begin, the owner or any beneficiaries will receive the full amount of your purchase payment in a lump sum once we receive satisfactory proof of your death. The death benefit is not affected by the changes in the adjustment factor. The fee you pay for this death benefit is described later in this Prospectus.

PURCHASE OF AN INCOME ANNUITY

We offer the Income Annuity only in states in which we have obtained approval. Approval may not be needed in all states. You must purchase an Income Annuity with one purchase payment of at least $25,000.

[WOODSTOCK SIGNING CHECK GRAPHIC]

CALCULATING YOUR INCOME PAYMENTS


The variable income payments you receive are calculated based on the investment factor for each investment division you select and the interest factor. We reflect the combined impact of these two factors in the adjustment factor. How much your variable income payment will change from one payment to the next payment and whether the income payment goes up or down depends on the adjustment factor calculated for each of the investment divisions. For each income payment, we determine an adjustment factor (a number) for each investment division which you have selected. The amount of your income payment goes up from your last income payment when the adjustment factor is more than one; the amount of your income payment goes down when the adjustment factor is less than one. You can verify the amount of your current income payment by multiplying your last calculated income payment by the current adjustment factor.


INITIAL INCOME PAYMENT

The initial income payment for an investment division is a hypothetical amount which is calculated based upon the current annuity purchase rate. Before we determine your initial income payment, we reduce the purchase payment by the death benefit fee and, if applicable, the sales load charge and premium taxes. This hypothetical amount will be the first income payment you will receive only if your first income payment is payable within 10 days after we issue the Income Annuity. If your first income payment is payable more than 10 days after the contract's issue date, the amount of the first income payment you receive will be different from the initial income payment calculated at issue. In this case, the amount of your first income payment will be calculated using the method described in the next section (Subsequent Income Payments).


[RED BARON SNOOPY WITH FIVE WOODSTOCKS GRAPHIC]


SUBSEQUENT INCOME PAYMENTS

Subsequent income payments depend on the net investment performance of the investment divisions you choose and changes in the specified interest rate. The impact of these market factors are reflected in an adjustment factor that is calculated for each investment division. Whether your income payment increases or decreases will depend upon the adjustment factor calculated for each investment division you choose.

Subsequent income payments are calculated on each valuation date by multiplying the income payment for an investment division on the last valuation date by the adjustment factor for that investment division. If you choose more than one investment division, your income payment will be the sum of the income payments from each investment division.

     The adjustment factor has two components: the investment factor and the interest factor.

ADJUSTMENT FACTOR

The adjustment factor used to calculate your income payments has two components: the investment factor and the interest factor. We compute a number for each of these factors and multiply these numbers together to produce an adjustment factor for each investment division on each valuation date. Generally, to the extent that the net investment performance exceeds the specified interest rate, the investment factor will tend to increase your income payment. Similarly, when there is an increase in the specified interest rate relative to the prior period's specified interest rate, the interest factor will tend to increase your income payments. However, the investment factor and interest factor may have opposite impacts which will cause the components that comprise the adjustment factor to offset each other. Following is a more in depth discussion of these factors.

INVESTMENT FACTOR

The investment factor reflects an investment division's net investment performance as compared to the specified interest rate effective on the prior valuation date. Setting aside the impact of the interest factor, if an investment division's annualized net investment performance is more than the specified interest rate on the prior valuation date, this increases your income payment. In this case, the investment factor will have a value more than one. Conversely, setting aside the impact of the interest factor, if an investment division's annualized net investment performance is less than the specified interest rate on the prior valuation date, this decreases your income payment. In this case, the investment factor will have a value less than one.

To summarize:
--------------------------------------------------------------------------------
If an investment division's       Then the investment           Value of the
annualized net investment         factor (assuming the          investment
performance is                    interest factor is 1)         factor is
--------------------------------------------------------------------------------
More than the prior               Increases your income         More than 1
specified interest rate           payment
--------------------------------------------------------------------------------
Equal to the prior specified      Keeps your income             Equal to 1
interest rate                     payment the same
--------------------------------------------------------------------------------
Less than the prior               Decreases your income         Less than 1
specified interest rate           payment
--------------------------------------------------------------------------------

[SNOOPY WITH ADDING MACHINE GRAPHIC]

DETERMINING THE INVESTMENT FACTOR

We separately determine the investment factor for each investment division you choose on each valuation date.

The investment factor for an investment division is based upon the net investment performance for that division. This is how we calculate the investment factor for each investment division.

- First, we determine the change in the investment performance (reflecting any investment-related charge) for the underlying Portfolio from the previous valuation date to the current valuation date;

- Next, we subtract the daily equivalent of the Separate Account charge for each day since the last valuation date. This number is the net investment performance for the investment division.

- Then, we multiply by an adjustment based on the specified interest rate in effect on the last valuation date for each day since that last valuation date. This number is the investment factor for the current valuation date.

INTEREST FACTOR

The interest factor reflects the impact of changes in the value of the specified interest rate from the prior valuation date to the current valuation date. Setting aside the impact of the investment factor, if the specified interest rate increases from the prior valuation date to the current valuation date, this increases your income payment. In this case, the value of the interest factor is more than one. Again, setting aside the impact of the investment factor, if the specified interest rate decreases from the prior valuation date to the current valuation date, this decreases your income payment. In this case, the value of the interest factor is less than one.

    The interest factor changes based on fluctuations in the specified interest rate.

    Each investment division has a different investment factor. The interest factor is the same for all investment divisions.

[SNOOPY AND WOODSTOCK TEETER-TOTTER GRAPHIC]

 To summarize:
--------------------------------------------------------------------------------
                              Then the interest factor
If the current specified      (assuming the investment    Value of the
interest rate is              factor is 1)                interest factor is
--------------------------------------------------------------------------------
More than the prior           Increases your income       More than 1
specified interest rate       payment
--------------------------------------------------------------------------------
The same as the prior         Keeps your income           Equal to 1
 specified interest rate      payment the same
--------------------------------------------------------------------------------
Less than the prior           Decreases your income       Less than 1
specified interest rate       payment
--------------------------------------------------------------------------------

DETERMINING THE INTEREST FACTOR

- First, we determine the annuity purchase rate based on the specified interest rate in effect as of the prior valuation date. This annuity purchase rate is updated to reflect your age, where relevant, and future income payments.

- Next, we perform the same calculation to determine a new annuity purchase rate based on the specified interest rate updated to the current valuation date for all future income payments.

- Then, we divide the annuity purchase rate we calculated in the first step by the annuity purchase rate we calculated in the second step. The resulting number is the interest factor for the current valuation date.

THE EFFECT OF THE ADJUSTMENT FACTOR

Whether your income payment will increase or decrease depends on how the investment factor and the interest factor work together. If each of them is more than one, your income payment will increase. If each of them is less than one, your income payment will decrease. If one of them has an increasing effect and the other has a decreasing effect, whether your income payment will increase or decrease will depend on which factor has the bigger impact.

To determine how the investment factor and the interest factor work together to impact your income payment, we multiply them to produce the adjustment factor. When the adjustment factor is more than one, your income payment will increase. When the adjustment factor is less than one, your income payment will decrease.


    When the adjustment factor is more than one, your income payment will increase. When the adjustment factor is less than one, your income payment will decrease.

    If you chose more than one investment division, your new variable income payment is the sum of the amounts determined for each investment division.


To summarize:
--------------------------------------------------------------------------------
If the adjustment factor is:      Your income payment will:
--------------------------------------------------------------------------------
More than 1                       Increase
--------------------------------------------------------------------------------
Equal to 1                        Stay the same
--------------------------------------------------------------------------------
Less than 1                       Decrease
--------------------------------------------------------------------------------

EXAMPLES OF INCOME PAYMENT CALCULATIONS

Below are some examples of the income payment calculation for an investment division reflecting the combined effect of the interest factor and investment factor.

[WOODSTOCK SCALE GRAPHIC]

---------------------------------------------------------------------------------------
Interest        Investment        Adjustment        Prior Income         Current Income
Factor          Factor            Factor            Payment              Payment
---------------------------------------------------------------------------------------
1.01000+   x   +1.00225      =    +1.01227     x    $500.00        =     $506.14+
---------------------------------------------------------------------------------------
1.00553+   x   -0.99857      =    +1.00409     x    $506.14        =     $508.21+
---------------------------------------------------------------------------------------
0.98800-   x   +1.01105      =    -0.99892     x    $508.21        =     $507.66-
---------------------------------------------------------------------------------------
0.99937-   x   -0.98788      =    -0.98726     x    $507.66        =     $501.19-
---------------------------------------------------------------------------------------

REALLOCATIONS

You can reallocate among investment divisions and the Fixed Payment Option. There is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying assets we have designated to generate your income payments.

For us to process a reallocation, you must tell us:

[WOODSTOCK WITH MONEY BAGS GRAPHIC]

- For each investment division (or Fixed Payment Option), the percentage reduction (not dollar amount) in your current allocation necessary to achieve the new allocation you want for future income payments; and

- The investment divisions (or Fixed Payment Option) to which you want to increase the allocation and the percentage of the total reallocation amount by which you want to increase them.


    The effective date of a reallocation is also a valuation date. Although a reallocation triggers a valuation date, each income payment we pay to you is calculated on a valuation date which is 10 days before your income payment is to be paid.


We may require that you use our forms to make reallocations.

You generally may make a reallocation on any business day. At a future date we may limit the number of reallocations you make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.

Each Fund may restrict or refuse purchases or redemption of shares in their Portfolios as a result of certain market timing activities. You should read the Fund prospectuses for more details.

Ordinarily, your reallocation request must be completed prior to 4:00 p.m. Eastern time on a business day if you want the transaction to take place on that day. All other reallocation requests will be processed the next business day.


    The prior income payment may be an amount calculated when you requested a reallocation, so it may not be an amount that we paid to you.


When you request a reallocation, we first update the adjustment factor as of the date of the reallocation and determine what the income payment amount would have been if we were to pay it within 10 days. We then determine the revised allocation of future income payments based on the percentages you selected. Thus, if your most recent income payment attributable to an investment division was $100, the revised income payment as of the date of reallocation is $95, and you asked us to move 30% from that investment division, we would reallocate $28.50 (not $30.00). This would leave an income payment of $66.50 in that investment division as of the reallocation date. When we calculate the next income payment, we would determine the new income payment amount based on net investment performance and specified interest rate change from the reallocation date to the next valuation date.

Here are examples of the effect of a reallocation on the income payment:

- Suppose you choose to reallocate 30% of your income payment supported by investment division A to the Fixed Payment Option and the recalculated income payment supported by investment division A is $100. Then, your income payment from the Fixed Payment Option will be increased by $30 and your income payment supported by investment division A will be decreased by $30.

- Suppose you choose to reallocate 30% of your fixed payment to a variable income payment supported by investment division A and the fixed payment is $100. Then, your income payment supported by investment division A will be increased by $30 and your fixed payment will be decreased by $30.

- Suppose you choose to reallocate 30% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $30 and your income payment supported by investment division A will be decreased by $30.

DEATH BENEFIT FEE

The death benefit fee is a one time charge deducted from your purchase payment. Your contract will state the amount of the death benefit fee to be taken from your purchase payment to pay us for the cost of providing a death benefit in the event of your death (or in the event of your death or the death of the second annuitant where an income annuity for two is chosen) before you start receiving income payments. The amount of the death benefit fee depends on the length of time until you start receiving your income payments and your age, sex and purchase payment amount.


    Charges are not deducted directly from your income payment. The charges are applied when we calculate the investment factor.



CHARGES


There are two types of recurring charges you pay if you allocate any of your purchase payment to the investment divisions:

-   Separate Account charge; and

-   Investment-related charge.

SEPARATE ACCOUNT CHARGE

Currently, the Separate Account charge is no more than .95% annually of the average value of the amount you have in the investment divisions. However, pursuant to the terms of the Income Annuity, this Separate Account charge may range up to 1.25% of the average value of amounts in the investment divisions. We will give you advance notice if we increase the Separate Account charge. This charge includes insurance-related charges for the risk that you may live longer than we estimated. Then we would be obligated to pay you more in income payments than anticipated. The charge also includes the risk that our expenses in administering the Income Annuity will be greater than we estimated. The Separate Account charge also pays us for our distribution costs and our miscellaneous administrative costs. These administrative costs which we incur include financial, actuarial, accounting and legal expenses.

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses. The amount you pay depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM TAXES

Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.


Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.


FREE LOOK

You may cancel your Income Annuity within a certain time period. This is known as a "free look." We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The "free look" may also vary based on other factors such as whether you purchased your Income Annuity through the mail. Not all contracts issued are subject to free look provisions under state law. Depending on state law, we may refund all of your purchase payment as of the date your properly completed refund request is received at your MetLife Designated Office. If you do not cancel your Income Annuity during the "free look" period, your decision to purchase the Income Annuity is irrevocable.

[LUCY WITH MAGNIFYING GLASS GRAPHIC]

GENERAL INFORMATION

ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENT

Ordinarily, your purchase payment is sent by check or wire made payable to "MetLife," to your MetLife Designated Office. (We reserve the right to receive purchase payments by other means acceptable to us.) We will provide all forms necessary to apply your purchase payment. We must have all properly completed documents to credit your purchase payment.

Ordinarily, your purchase payment is effective and valued as of 4:00 p.m. Eastern time, on the day we receive it in good order at your MetLife Designated Office on days when the office is open (business day), except when it is received:

-   On a day when the net investment performance is not calculated, or

-   After 4:00 p.m. Eastern time.

In those cases, the purchase payments will be effective the next day the net investment performance, as applicable, is calculated.


    Generally, your properly completed requests are effective the day we receive them at your MetLife Designated Office.


We reserve the right to credit your purchase payment to you within two days of receipt at your MetLife Designated Office. However, if the forms are incorrect or incomplete or other documents are not completed properly, we have up to five business days to credit the purchase payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under the Income Annuity, your employer or the group in which you are a participant or member must identify you to us and tell us how your purchase payment should be allocated among the investment divisions and the Fixed Payment Option.

CONFIRMING REALLOCATIONS

You will receive a written statement confirming that a reallocation was recently completed.

PROCESSING REALLOCATIONS

We permit you to request reallocations by mail and telephone. We anticipate making Internet access available to you in the future. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for reallocations by facsimile. We reserve the right to refuse any reallocation request where the request would tend to disrupt contract administration or is not in the best interest of the contract holders or the Separate Account.

When you request a reallocation, we will process the reallocation using the next available valuation date.

[CHARLIE BROWN ON PHONE GRAPHIC]

BY TELEPHONE OR INTERNET

You may request reallocations and obtain information by telephone between 9 a.m. and 5 p.m. Eastern Time each business day. In the future, you may be able to request reallocations and obtain information through Internet access, unless prohibited by state law.

Ordinarily, your request for reallocations must be completed prior to 4:00 p.m. Eastern time on a business day if you want the reallocation to be valued and effective on that day. Reallocations will not be valued and effective on a day the net investment performance is not calculated or after 4:00 p.m. Eastern time.

We will value and make effective these reallocations on our next business day.

We have put into place (or may in the future put into place for Internet communications) reasonable security procedures to insure that instructions communicated by telephone are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone. When someone contacts us by telephone and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

- any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

- any loss or damage you may incur because of such inaccuracy, error, delay or omission, non-performance, or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested reallocation is completed, we will cancel the request. For example, we will cancel the reallocation request and continue making income payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity's provisions, we may continue making income payments to a joint annuitant.

THIRD PARTY REQUESTS

Generally, we only accept requests for reallocations or information from you. Therefore, we reserve the right not to process reallocations requested on your behalf by your agent with a power of attorney or any other authorization. This includes processing reallocations by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.


ADVERTISING PERFORMANCE

We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, the Internet, annual reports and semiannual reports.

    All performance numbers are based upon historical information. These numbers are not intended to indicate future results.

We may state performance in terms of "yield," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.


ANNUALIZED CHANGE IN VALUE (i.e., AVERAGE ANNUAL TOTAL RETURN) calculations reflect all Separate Account charges. In some cases, we may state annualized change in value for current Separate Account charges without reflecting payment of the front-end sales load, as well as guaranteed Separate Account charges. These figures also assume a steady annual rate of return.


[SNOOPY AS PATRIOT GRAPHIC]

We may demonstrate hypothetical values of income payments (e.g., beginning with an initial income payment of $500) over a specified period based on historical net asset values of the Portfolios and the historical specified interest rates. These presentations reflect the investment and interest factors and deduction of the Separate Account charge and investment-related charge. We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical rates for the specified interest rate. We use the actual data after the inception date.

Historical performance information should not be relied on as a guarantee of future performance results.

CHANGES TO YOUR INCOME ANNUITY

We have the right to make certain changes to your Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

-    To operate the Separate Account in any form permitted by law.

- To take any action necessary to comply with or obtain and continue any exemptions under the law.

- To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

- To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Zenith Fund or the shares of another investment company or any other investment permitted by law.

- To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account specified in your contract and any currently available portfolio in connection with the Income Annuity.


- To make any necessary technical changes in the Income Annuity in order to conform with any of the above-described actions.


If any changes result in a material change in the underlying investments of an investment division in which you have made an allocation, we will notify you of the change. You may then make a new choice of investment divisions. Where required by law, we will ask your approval before making any technical changes.


VOTING RIGHTS


Based on our current view of applicable law, you have voting interests under your Income Annuity concerning Metropolitan Fund or Zenith Fund proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.


You will be entitled to give instructions regarding the votes attributable to your Income Annuity in your sole discretion. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund or Zenith Fund that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

-        The shares for which voting instructions are received, and

-        The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE INCOME ANNUITY


The Income Annuity is sold through individuals who are our licensed sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934. We are also a member of the National Association of Securities Dealers, Inc. Income Annuities are also sold through other registered broker-dealers. They also may be sold through the mail or over the Internet.


Our licensed sales representatives who sell the Income Annuity may be compensated for these sales by us. Other broker-dealers are paid a one-time commission consisting of the front-end sales load deducted from purchase payments. We remit to the broker-dealer the entire front-end sales load charge. The broker-dealer's sales commission is 5%. MetLife pays its own distribution costs from the Separate Account charge.

FINANCIAL STATEMENTS


The financial statements and related notes for the Separate Account and MetLife are in the SAI and are available from MetLife upon request. Deloitte & Touche, LLP, who are independent auditors, audit these financial statements.


YOUR SPOUSE'S RIGHTS

If you received your contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments and payment of the death benefit under your Income Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.


For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.



TAXES



The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code (the "Code") is complex and subject to change regularly. Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation. You are responsible for determining whether your purchase of an Income Annuity, income payments under the Income Annuity and other transactions under the contract satisfy applicable tax laws.



The Code and certain state and local tax laws may impose a liability for certain interests in or payments made to certain beneficiaries and payees ("skip persons") under an annuity contract. We may, if required under the

Code or other applicable law, reduce the payments made to a skip person to pay the generation skipping tax or similar tax liability. Consult a tax advisor or attorney prior to naming a beneficiary or other payee under the Income Annuity to determine whether this may apply.



The designation of an annuitant, beneficiary or other payee who is not also an owner may result in certain tax consequences (including, but not limited to, income tax, estate tax, gift tax, and generation skipping transfer tax) that are not discussed in this Prospectus. You should consult a tax advisor or attorney prior to making any such designation.


Tax rules vary according to whether the contract is a non-qualified or qualified contract. We have divided the following tax discussion into these two categories. The qualified Income Annuity is intended to pay out benefits under a tax qualified retirement plan or arrangement or to satisfy tax requirements for a "rollover IRA". You need to know the Code section under which your plan or arrangement intends to qualify, because different tax sections have different requirements. For the purposes of this Prospectus, a "qualified" contract includes Section 403(b) ("TSAs"), Section 457(b) (state and local government plans and tax-exempt organizations), Section 401(a) ("corporate and Keogh plans"), Section 403(a) annuity plans, Traditional IRAs (including contracts issued under a Simplified Employee Pension or "SEP") and SIMPLE IRAs.

We do not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

GENERAL TAX INFORMATION
FOR ALL INCOME ANNUITIES

[UNCLE SAM SNOOPY WITH TAX BILL GRAPHIC]

Because of the potential penalty tax, it may not be suitable for you to purchase an Income Annuity if you plan on receiving income payments before you reach age 59 1/2.

INCOME PAYMENTS


When income payments are made from your Income Annuity (whether to you or your beneficiary), some or all of the payments will be included in your taxable income. The amount treated as taxable income differs depending on the type of:


-        annuity you purchase (e.g., non-qualified or qualified), and

-        income type you elect.

INCOME PAYMENTS BEFORE AGE 59 1/2

If you receive income payments from your Income Annuity before you reach age
59 1/2, this amount may be subject to a 10% penalty tax, in addition to ordinary income taxes. The penalty tax under SIMPLE IRAs is generally increased from 10% to 25% for income payments made within the first two years of an employee's participation in an employer's SIMPLE IRA plan.

Some distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

- For non-qualified income annuities providing a series of substantially equal periodic payments made annually (or more frequently) over the payment period;

- For both non-qualified and qualified income annuities as part of a series of substantially equal payments made annually (or more frequently) for your life or life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary. You must also be separated from the service of your employer at the time you receive the income payments under TSAs, Section 403(a) annuity plans, and corporate and Keogh plans.


It is unclear whether the income payments under the Income Annuity satisfy an exception to the penalty tax. Accordingly, if you have not reached age 59 1/2, you should consult a tax advisor prior to purchasing the Income Annuity.


NON-QUALIFIED ANNUITIES

- A purchase payment for a non-qualified contract is on an "after-tax" basis, so you pay income taxes on income payments only on your earnings under the contract. Generally, these earnings are taxed when received from the contract.

- The Income Annuity may accept as a purchase payment an after-tax contribution, a Section 1035 tax-free exchange or any other tax-free transfer permitted under the Federal tax laws. It may also be used to annuitize one of our existing annuity contracts.

- When a non-natural person owns a non-qualified contract, the Income Annuity will generally not be treated as an annuity for tax purposes and gains under the contract will be subject to immediate taxation as ordinary income. Corporations and certain other entities are generally considered non-natural persons. However, an Income Annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes. There is also an exception for some types of immediate annuities owned by non-natural persons. It is not certain whether this Income Annuity meets this exception. Accordingly, such entities should consult their tax advisor prior to the purchase of the Income Annuity.

- In some circumstances, annuities issued after October 21, 1988 by the same insurance company (or an affiliate) in the same year are combined for certain tax purposes. As a result, a greater portion of your income payments may be considered taxable income than you would otherwise expect.


After-tax means that your purchase payments for your annuity do not reduce your taxable income or give you a tax deduction.

[WOODSTOCK GRAPHIC]

DIVERSIFICATION

In order for a non-qualified contract to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract holders of gains under their contract.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of the Income Annuity. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

- Possible taxation of reallocations between investment divisions and between an investment division and the Fixed Payment Option.

- Possible taxation as if you were the owner of your portion of the Separate Account's assets.

- Possible limits on the number of investment divisions available or the frequency of reallocations among them.

[LUCY WITH TAX FORM & ADDING MACHINE GRAPHIC]


INCOME PAYMENTS

Income payments are subject to an "excludable amount" which determines how much of each payment is treated as:

-        A non-taxable return of your purchase payment; and

-        A taxable payment of earnings.

The Internal Revenue Service (the "IRS") has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where reallocations are permitted between investment divisions or between an investment division and the Fixed Payment Option.


We generally will tell you how much of each income payment is a non-taxable return of your purchase payment. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment (reduced by any refund or guarantee feature as required under Federal tax law), then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

AFTER DEATH

If you (the owner or any annuitant) die before payments under the Income Annuity begin, we must make payment of your entire interest in the contract within five years of the date of your death.


If you die on or after the date that income payments begin, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.


If you die after income payments begin but before your purchase payment is returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

QUALIFIED ANNUITIES

[LINUS WITH IRA ROLL GRAPHIC]

GENERAL

This Income Annuity is intended to accept a single purchase payment from your employer's plan, accrued plan benefit or a tax-free transfer or rollover from your employer's plan or from another plan permitted under the Code. This type of purchase payment is generally not subject to the annual limits on purchase payments which otherwise apply to contributions under these types of plans. Generally, income payments must commence prior to the date that you must begin receiving distributions from the qualified plan. Under certain circumstances, however, we may also accept the purchase payment after that date.

Generally, your qualified Income Annuity can accept deductible (or pre-tax) and non-deductible (after-tax) purchase payments. Deductible or pre-tax purchase payments will be taxable when distributed from the contract.

- Your annuity is generally not forfeitable (e.g., not subject to claims of your creditors) and you may not transfer it to someone else.

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA.

INCOME PAYMENTS

Income payments are included in taxable income except for the portion that represents a return of non-deductible purchase payments. This portion is determined based on a ratio of the non-deductible purchase payment to the total value of your plan benefit or account balance. In some cases (e.g., IRAs and TSAs), plan benefits or account balances may be aggregated.

We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

MINIMUM DISTRIBUTION REQUIREMENTS


- For Traditional and SIMPLE IRAs and SEPs, you must begin receiving distributions by April 1st of the calendar year following the year in which you turn 70 1/2. For plans or arrangements other than IRAs or SEPs (e.g., TSAs, Section 403(a) annuity plans, and corporate and Keogh plans), you must generally begin receiving distributions by April 1st of the calendar year following the later of (1) the year in which you reach 70 1/2 or (2) the year in which you retire. Complex rules apply to the determination of the amount of these distributions. These rules limit the income payment types available under a qualified contract and the guaranteed period over which income payments can be made (if such a period is selected). A tax penalty of 50% applies to distributions which should have been taken but were not. It is uncertain whether your income payments under the Income Annuity meet these minimum distribution requirements, and MetLife is seeking guidance from the IRS. You should consult a tax advisor prior to purchasing the contract as a Traditional IRA, SEP or SIMPLE IRA, or in connection with TSAs,
         Section 403(a) annuity plans or corporate and Keogh plans.


AFTER DEATH


If your income Annuity provides a death benefit and you (the owner or any annuitant) die before income payments begin, we must make payment of your entire interest in the contract within five years after your death.



Otherwise, if you die prior to or on or after the first income payment date, income payments must continue at least as rapidly as under the distribution method in effect at your death.


ADDITIONAL CONSIDERATIONS FOR CERTAIN QUALIFIED ARRANGEMENTS

SIMPLE IRAs

Once purchase payments are made under the SIMPLE IRA rules, your SIMPLE IRA generally operates as if it were a Traditional IRA. Additionally, you may not make a direct transfer or a rollover from a SIMPLE IRA into a Traditional IRA during the initial two year period in which you participated in the SIMPLE IRA plan of your employer, nor can you make a direct transfer of or a rollover from a Traditional IRA into a SIMPLE IRA at any time.

DEFINED BENEFIT PLANS


MetLife has asked the IRS to rule that payments under the Income Annuity purchased by the plan will be considered definitely determinable benefits. In addition, we have asked the IRS for a ruling as to whether the Income Annuity is a "variable annuity" requiring an actuarial adjustment to the plan's benefits pursuant to Section 415(b)(2)(B) of the Code and

Rev. Rul. 76-47. We do not know whether the IRS will issue either of the requested rulings. You should consult a tax advisor prior to purchasing the Income Annuity for use in connection with a defined benefit plan.


MANDATORY 20% WITHHOLDING ON CERTAIN QUALIFIED PLANS AND ARRANGEMENTS

For a qualified Income Annuity issued in connection with TSAs, Section 403(a) annuity plans, and corporate and Keogh plans, we are required to withhold 20% of any income payment that constitutes an "eligible rollover distribution" for Federal income taxes. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan to directly rollover your eligible rollover distribution to a Traditional IRA or another eligible retirement plan.

Generally, income payments made on or after the required beginning date (as previously discussed in "Minimum Distribution Requirements") are not eligible rollover distributions. Additionally, payments under certain types of income annuities are not treated as eligible rollover distributions. We or your qualified plan administrator will notify you if an income payment is an eligible rollover distribution.

TSAs

Payments generally cannot be made from a TSA prior to age 59 1/2, unless the participant dies, becomes disabled or separates from service with his or her employer. Accordingly, if you have not reached age 59 1/2, you should consult a tax advisor prior to purchasing the Income Annuity.

SECTION 457(b)

Rules similar to the minimum distribution requirements apply to Section 457(b) plans. Additionally, the Code requires that the payments under such plans must be non-increasing. For these plans, the required beginning date is generally April 1st following the later of: (1) the calendar year in which you reach age 70 1/2 or (2) the calendar year in which you retire. It is uncertain whether income payments from the qualified Income Annuity meet these distribution requirements. Consequently, you or the plan administrator should consult a tax advisor prior to purchasing the contract in connection with the payment of plan benefits.

Income payments made to a plan participant under a Section 457(b) plan are generally subject to the Federal income tax rules applicable to wages (including withholding) and not to the rules and withholding election under annuity contracts.

Generally, an Income Annuity can not be purchased for you until you:

-        reach age 70 1/2;

-        separate from service; or

-        as otherwise provided under the Code and regulations.


[CHARLIE BROWN WITH TAX CONSULTANT SNOOPY GRAPHIC]

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION


                                                                           PAGE
COVER PAGE .............................................................       1

TABLE OF CONTENTS ......................................................       1

INDEPENDENT AUDITORS ...................................................       2

DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE
INCOME ANNUITY .........................................................       2

SAMPLE CALCULATION ILLUSTRATING
HOW THE ADJUSTMENT FACTOR IS DETERMINED AND
APPLIED TO INCOME PAYMENTS .............................................       3

INVESTMENT MANAGEMENT FEES .............................................       4

VOTING RIGHTS ..........................................................       6

PERFORMANCE DATA AND ADVERTISEMENT OF
THE SEPARATE ACCOUNT ...................................................       7

FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT ...........................     F-1

FINANCIAL STATEMENTS OF METLIFE ........................................    F-28

FINANCIAL STATEMENTS OF METLIFE (UNAUDITED) ............................    F-65


[PEANUT GANG GRAPHIC]
36

APPENDIX

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by the jurisdiction is the premium tax rate applicable to your Income Annuity.

[LUCY THE TAX EXPERT GRAPHIC]



                                                             Corporate
                     Non-         IRA & SEP         Section  and         Section
                     Qualified    (1)        TSA    403(a)   Keogh       457(b)

California .......   2.35%         .5% (2)   .5%    .5%      .5%          2.35%

Maine ............   2.0%           --        --     --       --           --

Nevada ...........   3.5%           --        --     --       --           --

Puerto Rico ......   1.0%          1.0%      1.0%   1.0%     1.0%         1.0%

South Dakota .....   1.25%          --        --     --       --           --

West Virginia ....   1.0%          1.0%      1.0%   1.0%     1.0%         1.0%

Wyoming ..........   1.0%           --        --     --       --           --



------------

     (1) Premium tax rates applicable to Income Annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of Section 408(a) of the Code are included under the column headed "IRA and SEP."

     (2) With respect to Income Annuities purchased for use in connection with individual retirement trust or custodial accounts meeting requirements of Section 408(a) of the Code, the annuity tax rate in California is 2.35% instead of 0.5%.


PEANUTS (C) United Feature Syndicate, Inc.

(C) 2000 Metropolitan Life Insurance Company

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[ ] Metropolitan Life Separate Account E, Metropolitan Series Fund Inc. and New England Zenith Fund

[ ]    I have changed my address. My current address is:

_________________________________      Name____________________________________
         (Contract Number)

                                       Address_________________________________

_________________________________             _________________________________
            (Signature)                                                   zip



Metropolitan Life Insurance Company
200 Park Avenue, Area 5N
New York, New York 10166-0188
Attention: MetLife Retirement Group